                          BARR ROSENBERG SERIES TRUST

                       BARR ROSENBERG MARKET NEUTRAL FUND
                    BARR ROSENBERG DOUBLE ALPHA MARKET FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 9, 1997
                          REVISED JANUARY 28, 1998


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund of Barr Rosenberg Series Trust dated December 9, 1997 (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus,
Ohio  43219.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

INVESTMENT OBJECTIVES AND POLICIES....................................       3

MISCELLANEOUS INVESTMENT PRACTICES....................................       5

INVESTMENT RESTRICTIONS...............................................       5

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS........................       7

MANAGEMENT OF THE TRUST...............................................       9

INVESTMENT ADVISORY AND OTHER SERVICES................................      11

PORTFOLIO TRANSACTIONS................................................      13

TOTAL RETURN CALCULATIONS.............................................      14

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES......................      16

DETERMINATION OF NET ASSET VALUE......................................      18

PURCHASE AND REDEMPTION OF SHARES.....................................      18

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective and policies of each of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund (each, a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus under the headings "Investment Objectives and Policies" and "General Description of Risks and Fund Investments."

    In addition, the following is an additional description of certain investments of the Fund(s).

    SHORT SALES (BOTH FUNDS). The Barr Rosenberg Market Neutral Fund will seek, and the Barr Rosenberg Double Alpha Market Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

    A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

    S&P 500 INDEX FUTURES AND RELATED OPTIONS (BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index.

    Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Barr Rosenberg Double Alpha Market Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

    In contrast to purchases of a common stock, no price is paid or received by the Barr Rosenberg Double Alpha Market Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin", to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

    The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

    Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Barr Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

                       MISCELLANEOUS INVESTMENT PRACTICES

    PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. See "Portfolio Transactions" and "Income Dividends, Distributions and Tax Status".

    NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                            INVESTMENT RESTRICTIONS

    Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

         (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

         (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

         (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

         (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

         (7) Concentrate more than 25% of the value of its total assets in any one industry.

         (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

         (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

        (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

        (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

    Notwithstanding the latitude permitted by Restrictions 1, 2, 3 and 9 above, the Funds have no current intention of (a) borrowing money or (b) purchasing interest rate futures.

    It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

        (a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

        (b) Write, purchase or sell options on particular securities (as opposed to market indices).

        (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

        (d) Make investments for the purpose of exercising control of a company's management.

        (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

    Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities", as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the heading "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

    In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (eligible in part for the dividends-received deduction in the case of corporations, subject to certain conditions). Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than

18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

    Certain tax exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

    Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax exempt entities so long as each such entity furnishes a Fund with an appropriate certificate.

    To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

    THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                            MANAGEMENT OF THE TRUST

    The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Kenneth Reid* (47)       General Partner and Director of Research, Rosenberg Institutional
President, Trustee         Equity Management, June, 1986 to present.

Marlis S. Fritz* (47)    General Partner and Director of Marketing, Rosenberg Institutional
Vice President, Trustee    Equity Management, April, 1985 to present.

Nils H. Hakansson (60)   Sylvan C. Coleman Professor of Finance and Accounting, Haas School
Trustee                    of Business, University of California, Berkeley, June, 1969 to
                           present. Director, Supershare Services Corporation (investment management), Los Angeles, California, November, 1989 to 1995.

Barr M. Rosenberg* (54)  Managing General Partner and Chief Investment Officer, Rosenberg
Trustee                    Institutional Equity Management, January, 1985 to present.

William F. Sharpe (63)   STANCO 25 Professor of Finance, Stanford University. Chairman,
Trustee                    Financial Engines Incorporated, Los Altos, California (electronic investment advice), March 1996 to present.

Po-Len Hew (31)          Accounting Manager, Rosenberg Institutional Equity Management,
Treasurer                  October, 1989 to present.

Carolyn Demler (53)      Administrative Coordinator, Rosenberg Institutional Equity
Clerk                      Management, December, 1988 to present.

Edward H. Lyman (53)     Executive Vice President, Barr Rosenberg Investment Management,
Vice President             Inc., and General Counsel to the Rosenberg Group of companies,
                           1990 to present.

Richard L. Saalfeld      President and Chief Executive Officer of mutual fund unit of
(54)                       Rosenberg Institutional Equity Management from June, 1996 to
Vice President             present; Consultant to Rosenberg Institutional Equity Management,
                           September, 1995 to May, 1996; Chairman and Chief Executive
                           Officer of CoreLink Resources, Inc. (mutual fund marketing organization), Concord, California, April, 1993 to August, 1995;
                           Consultant, December, 1992 to March, 1993.

Harold L. Arbit (50)     Vice President and Partner, Rosenberg Alpha L.P., 1984 to present.
Vice President

F. William Jump, Jr.     Portfolio engineer, Rosenberg Institutional Equity Management,
(42)                       August, 1990 to present.
Vice President

David Bunstine (32)      Employee of BISYS Fund Services.
Assistant Treasurer

Gregory Maddox (30)      Director, Client Services, BISYS Fund Services.
Assistant Treasurer

Bruce Treff (31)         Employee of BISYS Fund Services.
Assistant Clerk

Ellen Stoutamire (48)    Employee of BISYS Fund Services.
Assistant Clerk

Jeanette Peplowski (39)  Employee of BISYS Fund Services.
Assistant Clerk

Alaina Metz (31)         Employee of BISYS Fund Services.
Assistant Clerk

------------------------

* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.

    The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

    The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

    The Trust pays the Trustees other than those who are interested persons of the Trust or Manager an annual fee of $37,950 plus $4,125 for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Manager. The following table sets forth information concerning the total compensation paid to each of the Trustees who are not interested persons of the Trust or Manager in the fiscal year ended March 31, 1997.

                                                                                                                   TOTAL
                                                                                                                COMPENSATION
                                                                                                                    FROM
                                                   AGGREGATE                                                   REGISTRANT AND
                                                  COMPENSATION   PENSION OR RETIREMENT    ESTIMATED ANNUAL      FUND COMPLEX
NAME OF PERSON                                        FROM        BENEFITS ACCRUED AS       BENEFITS UPON         PAID TO
POSITION                                           REGISTRANT    PART OF FUND EXPENSES       RETIREMENT          DIRECTORS
-----------------------------------------------  --------------  ---------------------  ---------------------  --------------
Nils H. Hakansson..............................    $   33,000          $       0              $       0          $   33,000
  Trustee
William F. Sharpe..............................    $   33,000          $       0              $       0          $   33,000
  Trustee

    Messrs. Rosenberg, Reid, Arbit, Lyman and Saalfeld and Ms. Fritz, Demler and Hew, each being a general partner, limited partner, officer or employee of the Manager, will each benefit from the management fees paid by the Trust to the Manager, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT


    As disclosed in the Prospectus under the heading "Management of the Trust", under management contracts (each, a "Management Contract") between the Trust, on behalf of each Fund, and Rosenberg Institutional Equity Management (the "Manager"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.



    As disclosed in the Prospectus, each of the Funds has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Manager has informed the Trust that it will voluntarily waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice so that each Fund's total annual operating expenses (including the management fee but not including nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Manager's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by a class of shares of a Fund pursuant to a distribution plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.


    Each Management Contract provides that the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.


    Each Management Contract will continue in effect for a period of no more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.


    As disclosed in the Prospectus, the general partners of the Manager are Barr
M. Rosenberg, Marlis S. Fritz and Kenneth Reid. Each of these persons may be deemed a controlling person of the Manager.

    As discussed in this Statement of Additional Information under the heading "Management of the Trust," Barr M. Rosenberg is a Trustee of the Trust as well as Managing General Partner and Chief Investment Officer of the Manager; Marlis
S. Fritz is a Trustee and Vice President of the Trust as well as a general partner of the Manager; and Kenneth Reid is a Trustee and President of the Trust as well as a general partner and Director of Research of the Manager.

ADMINISTRATIVE SERVICES


    The Trust has entered into a Fund Administration Agreement with BISYS Fund Services (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $30,000 for each Fund. The Trust's principal underwriter is an affiliate of the Fund Accountant.


DISTRIBUTOR AND DISTRIBUTION PLAN


    As stated in the text of the Prospectus under the heading "Management of the Trust--Distributor", Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.



    Pursuant to the Distribution Plan (the "Plan") described in the Prospectus, in connection with the distribution of Investor Shares of the Trust, the Distributor receives certain distribution fees from the Trust. Subject to the percentage limitation on the distribution fee set forth in the Prospectus, the distribution fee may be paid in respect of services rendered and expenses borne in the past with respect to Investor Shares as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers.



    The Plan may be terminated with respect to Investor Shares of any Fund to which the Plan relates by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in the Plan that would materially increase the cost to the Investors Shares of any Fund to which the Plan relates requires approval by the Investor shareholders of that Fund. The


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
Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.


    The Distributor's Contract may be terminated with respect to any Fund or Investor shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.


    The Distributor's Contract and the Plan will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

    If the Distributor's Contract or the Plan are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

    The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees believe that the Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.


    CUSTODIAL ARRANGEMENTS. Custodial Trust Company ("CTC"), Princeton, NJ 08540, is the Trust's custodian. As such, CTC holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, CTC receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.


    INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                             PORTFOLIO TRANSACTIONS

    INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Manager even though it could also have been purchased or sold for other clients at the same time.

Likewise, a particular security may be purchased on behalf of one or more clients when the Manager is selling the same security on behalf of one or more other clients. In some instances, therefore, the Manager, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected prorata on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

    BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

    Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

    Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Trust.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

                           TOTAL RETURN CALCULATIONS

    Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:
                                       n
                               P(1 + T)  = ERV

    Where:

           T      =    Average annual total return

           ERV   =    Ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of a period at the end of such period

           P      =    A hypothetical initial payment of $1,000

           n      =    Number of years

    The calculation of average annual total return assumes that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

    Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

    Average annual total return is calculated separately for Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

PERFORMANCE COMPARISONS


    Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Manager in comparison to other investment advisers and to other institutions.


    From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    As more fully described in the Prospectus, the Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.


    Interests in the Trust's portfolios are currently represented by shares of five series, the Barr Rosenberg Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund, U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.


    As described in the Prospectus, each Fund is further divided into two classes of shares designated as Institutional Shares and Investor Shares. Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

VOTING RIGHTS

    Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

    Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Manager has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

    The officers and trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Trust.

                        DETERMINATION OF NET ASSET VALUE


    As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Christmas Day, New Year's Day, Martin Luther King's Day, President's Day, Good Friday and Memorial Day, Independence Day (observed), Labor Day and Thanksgiving Day.


    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                       PURCHASE AND REDEMPTION OF SHARES

    The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.